EXHIBIT 4.7.2
Second Joinder to the Registration Rights Agreement
     With respect to the Registration Rights Agreement, (the “Registration Rights Agreement”) dated as of November 5, 2009, among Reynolds Group Issuer LLC, a Delaware limited liability company (the “US Issuer I”), Reynolds Group Issuer Inc., a Delaware corporation (the “US Issuer II”), Reynolds Group Issuer (Luxembourg) S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (the “Luxembourg Issuer” and, together with US Issuer I and US Issuer II, the “Issuers”), the Closing Date Guarantors and Credit Suisse Securities (USA) LLC, as representative of the Initial Purchasers, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the signatories hereto (i) hereby agrees to become a party to the Registration Rights Agreement as a Guarantor with the same force and effect as if originally named a Closing Date Guarantor therein and (ii) without limiting the generality of the foregoing, assumes all of the rights and obligations of the Guarantors under the Registration Rights Agreement, in each case, as of the time of delivery of this Joinder on January 29, 2010, as though it had entered into the Registration Rights Agreement on November 5, 2009. The obligations assumed by the Guarantors under this Joinder shall be joint and several obligations. Capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Registration Rights Agreement.

1. IN WITNESS WHEREOF, the parties hereto have executed this agreement this 5th day of November 2010.

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.
By	/s/ Guilherme Rodrigues Miranda
	Name:	Guilherme Rodrigues Miranda
	Title:	Manager

SIG ASSET HOLDINGS LIMITED
By	/s/ Philip West
	Name:	Philip West
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (HUNGARY) KFT.
By	/s/ Philip West
	Name:	Philip West
	Title:	Authorized Signatory

CSI HUNGARY KFT.
By	/s/ Philip West
	Name:	Philip West
	Title:	Authorized Signatory

BIENES INDUSTRIALES DEL NORTE S.A. DE C.V.
By	/s/ Philip West
	Name:	Philip West
	Title:	Attorney-in-fact

CSI EN ENSENADA, S. DE R.L. DE C.V.
By	/s/ Philip West
	Name:	Philip West
	Title:	Attorney-in-fact

CSI EN SALTILLO, S. DE R.L. DE C.V.
By	/s/ Philip West
	Name:	Philip West
	Title:	Attorney-in-fact

CSI TECNISERVICIO, S. DE R.L. DE C.V.
By	/s/ Philip West
	Name:	Philip West
	Title:	Attorney-in-fact

GRUPO CSI DE MEXICO, S. DE R.L. DE C.V.
By	/s/ Philip West
	Name:	Philip West
	Title:	Attorney-in-fact

TECNICOS DE TAPAS INNOVATIVAS S.A. DE C.V.
By	/s/ Philip West
	Name:	Philip West
	Title:	Attorney-in-fact

SIG REINAG AG
By	/s/ Philip West
	Name:	Philip West
	Title:	Attorney

SIG COMBIBLOC LTD
By	/s/ Philip West
	Name:	Philip West
	Title:	Attorney